NEW YORK — August 11, 2022 — Blackstone Secured Lending Fund (NYSE: BXSL, or the “Company”) today reported its second quarter 2022 results.   Brad Marshall, Chief Executive Officer of Blackstone Secured Lending Fund, said, “BXSL’s second-quarter results showcase our high-quality business, which was designed to withstand challenging environments and deliver attractive, dependable dividends. Shareholders earned a 10% dividend yield over the last twelve months based on NAV, and credit metrics remain robust with no loans on non-accrual. Despite potential headwinds in the economy, we think the outlook for shareholders is bright, given a portfolio that is well positioned for this environment and significant earnings growth potential from higher interest rates.” Blackstone Secured Lending Fund issued a full detailed presentation of its second quarter 2022 results, which can be viewed at www.bxsl.com. Dividend Declaration The Company’s Board of Trustees has declared a quarterly dividend of $0.53 per share to shareholders of record as of September 30, 2022, payable on November 14, 2022. Quarterly Investor Call Details Blackstone Secured Lending Fund will host its conference call today at 9:30 a.m. ET to discuss results. To register for the webcast, please use the following link: https://event.webcasts.com/starthere.jsp?ei=1561087&tp_key=d3980cd486. Blackstone Secured Lending Fund 345 Park Avenue New York, NY 10154 T 212 583 5000 Blackstone Secured Lending Fund Reports Second Quarter 2022 Results Exhibit 99.1

Investors Michael Needham Blackstoneshareholderrelations@blackstone.com +1 888-756-8443 2 For those unable to listen to the live broadcast, there will be a webcast replay on the Shareholders section of BXSL’s website at https://ir.bxsl.com. Media Mariel Seidman-Gati Mariel.seidmangati@blackstone.com +1 917-698-1674 About Blackstone Secured Lending Fund Blackstone Secured Lending Fund (NYSE:BXSL) is a specialty finance company that invests primarily in the debt of private US companies. As of June 30, 2022, BXSL’s fair value of investments was $10.1 billion. BXSL has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. BXSL is externally managed by Blackstone Credit BDC Advisors LLC, an SEC-registered investment adviser that is an affiliate of Blackstone Inc. Blackstone Inc., together with its subsidiaries, is the world’s largest alternative investment firm with $941 billion of assets under management as of June 30, 2022. Forward-Looking Statements and Other Matters Certain information contained in this communication constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BXSL’s financial estimates and their underlying assumptions, statements about plans, statements regarding pending transactions, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward‐looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BXSL believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BXSL’s prospectus and other filings). Except as otherwise required by federal securities laws, BXSL undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Contacts

BXSL – Quarter Ended December 31, 2021 Blackstone Secured Lending Fund Second Quarter 2022 Results August 11, 2022 This presentation should be read in conjunction with BXSL’s latest quarterly report filed on Form 10-Q for the period ended June 30, 2022. Numbers are approximate and may not add up due to rounding.

Consists of a $0.53 regular dividend and $0.20 special dividend with a record date of May 16, 2022 BXSL’s dividend yield is calculated as LTM dividends declared per share ($2.54) divided by the ending NAV on June 30, 2022 of $25.89. Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share. Reflects the earnings impact, net of incentive fees, of an increase in the various floating-rate indices referenced by our portfolio as of June 30, 2022, assuming no change in credit spreads, portfolio composition, or asset performance. Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recent available information. Average debt to equity leverage ratio has been calculated using the average daily borrowings during the quarter divided by average net assets. Second quarter 2022 Highlights 4 Earning Summary Net investment income of $105 million, or $0.62 per share, in the quarter Net income of $80 million, or $0.47 per share, in the quarter Total dividends of $0.73 per share(1), resulting in a LTM dividend yield of 9.8%(2) Net asset value of $4.4 billion, or $25.89 per share at quarter-end Total return of 9.9% annualized inception to date and 1.9% for the quarter(3) Portfolio and Investment Activity Total portfolio fair market value of $10.1 billion at quarter-end Weighted average yield on debt at fair value of 7.8% at quarter end Second quarter net investment income would have been approximately 18% higher, or approximately an additional $0.11 per share, if the average base rate would have been at the June 30th level for the entire quarter(4) 98% first lien, nearly 100% of debt investments are floating rate, 46% loan-to-value(5) and 0% of portfolio on non-accrual New investment commitments of $326 million (at par) and new investment fundings of $296 million in the quarter Proceeds from sales and repayments of $214 million which generated net realized gains on investments of $2.5 million in the quarter Liquidity Update $890 million of liquidity in cash and undrawn debt (subject to borrowing base capacity) Leverage at quarter-end of 1.34x and average leverage of 1.30x(6) during the quarter 55% fixed rate, unsecured debt with a weighted average interest rate of 2.97% No debt maturities until July 2023 with an average maturity of approximately 4 years BXSL maintains its investment grade corporate credit ratings: Baa3/Stable from Moody’s and BBB-/Positive from Fitch second quarter 2022 selected financial highlights ($ in millions, unless otherwise noted) Notes on page 19 5 Annualized net investment income return is calculated as the net investment income per share divided by NAV per share at the beginning of the period. Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company’s dividend reinvestment plan), divided by the beginning NAV per share. Total debt outstanding is shown net of unamortized debt issuance costs. Average and ending leverage is calculated using principal amounts outstanding. Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented. 2Q 2019 1Q 2020 3Q 2020 1Q'22 2Q'21 2Q'22 Q2'21 LTM Q2'22 LTM Operating Results Net investment income $102.80204567 $71.406000000000006 $105.26600000000001 $287.80952951000029 $412.55704566999992 Net income 107.43904567 116.69500000000001 79.590999999999994 525.58352951000029 419.33004566999995 Net investment income per share 0.60629813192173854 0.5337179750322677 0.62 1.8618232481060211 2.4336171120845167 Net income per share 0.63246807256149451 0.87222669098381755 0.46976461117251611 3.3999608913395125 2.4749979411952125 Regular dividends per share 0.53 0.5 0.53 200.00000000000000000000000000000000000000% 2.09 0.53 0.45590460526315785 Special dividends per share 0.25 — 0.2 0.3 0.45 0.12 0.12 Annualized net investment income return (1) 9.2881614008374552 8.3% 9.4% 7.9% 9.4% 0.65 0.57590460526315779 Total return based on NAV (2) 2.4 3.4% 1.9% 0.19713131595712374 9.96325412747463 Note: From NAV pack Portfolio Activity New investment commitments, at par $334.23432317999999 $2,121.6 $326 $6,648.6 $5,696.9343231799994 New investment fundings 277.733856 1,496.1 296 5,965.9 4,462.768559999997 26.27 26.27 Investments sold and repaid -,133.14246456000001 -,302.40100000000001 -,214 -2,603.6849999999999 -2,142.1234645599998 2.5% 2.2% 44377 44742 Balance Sheet Investments at fair value $1,519.6590000000001 3,635.3049999999998 4,880.6790184900001 $7,356.6396788904012 $10,084.902 LTM Total debt outstanding (3) 651.24199999999996 $1,794.12 $2,335.4065223 3,760.6946985300001 5,788.1930000000002 58632 Q2 22 326 296.34300000000002 -,214 Net asset value 963.70799999999974 1,771.4609999999998 2,540.9133931200004 3,741.744688345276 4,355.730000000003 117 Q1 22 $334.23432317999999 277.733856 -,133.14246456000001 Net asset value per share 25.92 25.885474795424106 6,859,944 Q4 21 2596.5 2392 -788.12599999999998 Ending debt-to-equity (3) 0.68x 1.01x 0.92x 1.01x 1.34 Q3 21 2440.1999999999998 1496 -1006.855 Average debt-to-equity (3) 0.99x 1.2999986445286633 Q2 21 2121.6 1847 -302.40100000000001 % First lien 0.98060000000000003 0.97594036785282223 $7,492.5343231799998 $6,012.7338559999998 $-2,230.5244645600001 Weighted average yield on debt and income producing investments, at fair value (4) 7.4% 7.8% Number of portfolio companies 111 163 Q1 21 $1,220.4000000000001 1,099 -,637.3700000000003 Q4 20 $2,210.8000000000002 2,030 -1,391.7429999999999 Q3 20 $1,095.8 989.9 -,273 Q2 20 $535.6 490.84 -,280.10000000000002 Q1 21 LTM $5,062.6000000000004 $4,609.74 $-2,581.8799999999997 2.5% Q2 21 LTM $6,648.6 $5,965.9 Q2 22 LTM 5,696.9343231799994 4,462.768559999997 -2,142.1234645599998 -0.14319539607621434 1.9866504790765127E-2 Footnote for Div coverage ratio: NII / Dividend per Share LTM for each quarter Deleted: Income Statement Total investment income $29.638999999999999 Net investment income 13.013999999999999 Net increase (decrease) in net assets resulting from operations 23.597999999999999 Balance Sheet Cash and cash equivalents 40.773000000000003

Net Asset Value Bridge Second Quarter 2022 Net Asset Value Bridge ($ per share) The per share data was derived by using the weighted average shares outstanding during the period. The per share data for dividends was derived by using the actual shares outstanding as of each respective record date. The amount shown may not correspond with the aggregate amount for the period as it includes the effect of the timing of capital transactions. (1) (2) (3) (2) 6 Q1 FY22 12/31/21 NAV Net investmentincome Regular dividendsdeclared Net realized and unrealized gain (loss) 3/31/22 NAV before special dividends Special dividends 3/31/22 NAV $26.270000000000003 $26.270000000000003 $26.35 $26.32 $26.38 $26.13 $26.126758313784507 $0.61 $0.53 $0.03 $0.25 $26.270000000000003 $0.61 $-0.53 $-0.03 $-0.25 $26.380000000000003 2.12 0.65 2.77 0.10544347164065475 2.2999999999999998 0.8 1.4999999999999998 Q2 FY22 3/31/22 NAV Net investmentincome Regular dividendsdeclared Net realized and unrealized gain (loss) 6/30/22 NAV before special dividends Special dividends 6/30/22 NAV $26.126758313784507 $26.126758313784507 $26.213772445283695 $26.092297665448012 $26.092297665448012 $25.892297665448012 $25.892297665448012 $0.61701413149919027 $0.53 $0.12147477983568426 $0.2 $26.126758313784507 $0.61701413149919027 $-0.53 $-0.12147477983568426 $-0.2 $26.335247225119378 2.12 0.65 2.77 0.10544347164065475 2.2999999999999998 0.8 1.4999999999999998

Dividend Coverage History 2Q’22 regular dividend of $0.53 per share and special dividend of $0.20 per share with an additional $0.20 per share special dividend to be paid on November 14, 2022 2Q’22 LTM dividend yield of 9.8%(1) Regular dividend exceeded by net investment income, with a dividend coverage ratio of 117%(2) Quarterly dividends per share BXSL’s dividend yield is calculated as LTM dividends declared per share ($2.54) divided by the ending NAV per share on June 30, 2022 of $25.89. Dividend coverage is calculated as net investment income per share ($0.62) divided by regular dividend per share ($0.53). Quarterly dividend yield is calculated as regular quarterly dividend (annualized) per share divided by the ending NAV per share. 7 Changes to Slide: Changed format to roadshow style - Added dividend yield Click icon to add SmartArt graphic Quarterly Regular Dividend Yield(3) 7.8% 7.7% 9.2% 8.4% 8.0% 7.9% 7.8% 7.7% 7.6% 8.1% 8.1% 8.2%

Investment Activity Portfolio fair market value increased to $10.1 billion at quarter end from $10.0 billion as of March 31, 2022 Net portfolio activity of $82 million in the quarter: New investment commitments of $326 million (at par); new investment fundings of $296 million Proceeds from sales and repayments of $214 million Originations and Fundings ($ in millions) 8 Investment Activity Summary ($ in millions, unless otherwise noted) (1) Weighted average yield for new investment commitments or investments fully sold or paid down, as applicable, on originated loans. Portfolio Roll (in millions) 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 2Q '22 Investment commitments $2,210.8000000000002 $1,220.4000000000001 $2,121.6 $2,440.1999999999998 $2,596.5 $334.23432317999999 $326 $2,596,500 Investment commitments, at par $326 Investment fundings $2,030 $1,099 $1,496.1 $1,846.5260000000001 $2,391.8240000000001 $277.733856 $296.34300000000002 Investment fundings 296.34300000000002 Investments sold $-,449.89252199999999 $-,287.5635700000005 $-,222.23803700000002 $-,602.4766534000009 $-,346.94617349999999 $-33 $-27.6392179700001 Investments sold -27.6392179700001 Investment repaid $-,941.85047799999995 $-,349.98064299999999 $-80.162963000000005 $-,404.80733465999998 $-,441.17982649999999 $-,100.14246456000001 $-,186.36078202999991 Investments repaid -,186.36078202999991 Net funded investment activity $638.25699999999995 $461.96299999999997 $1,193.6989999999998 $839.67100000000005 $1,603.6980000000001 $144.59139144 $82.342999999999989 Net funded investment activity $82.342999999999989 Average new investment commitment $29.636363636363637 Repayments ,941,850,478 ,349,980,643 80,162,963 ,404,807,334.66000003 ,441,179,826.5 Number of new portfolio companies 11 941.85047799999995 349.98064299999999 80.162963000000005 404.80733466000004 441.17982649999999 Weighted average yield of new investment commitments (1) 7.7% 624.86699999999996 515.48399999999992 1230.001 864.14200000000005 1489.4330000000004 Weighted average yield on investments fully sold or paid down (1) 6.6% $-13.389999999999986 $53.520999999999958 $36.302000000000135 $24.471000000000004 $-,114.26499999999965 Investment commitments Q1 FY22 Graph First Lien Debt 2,155.5000000000005 1,136.3 2,086.6999999999998 2,406.3000000000002 2,560.1999999999998 Second Lien Debt 24 31.3 15.7 4.5999999999999996 19.2 Unsecured Debt 15.5 20.9 14.2 12.5 4.9000000000000021 Equity 15.799999999999999 31.9 5 16.8 12.20000000000001 Total 2,210.8000000000006 1,220.4000000000001 2,121.5999999999995 2,440.2000000000003 2,596.4999999999995 0 0 0 0 0 Investment fundings First Lien Debt 1,961.4299999999998 1,070.7139999999999 1497.48 1,837.940000000001 2,267.6730000000002 Second Lien Debt 23.959999999999997 28.995000000000001 15.717000000000001 4.6059999999999999 19.201000000000004 Unsecured Debt 15.505999999999986 20.942 14.247999999999999 12.537000000000001 4.9430000000000049 Equity 15.714 31.87 4.9569999999999999 16.760000000000002 12.228999999999996 Total 2,016.61 1,152.5209999999997 1,532.4020000000003 1,870.9970000000001 2,304.460000000003 -13.3900000000001 53.520999999999731 36.302000000000362 24.471000000000004 -87.777999999999793 Investments sold & repaid First Lien Debt -1369.6980000000001 -590.88300000000004 -290.73599999999999 -972.55 -,778.75699999999983 Second Lien Debt -6.3179999999999978 -32.997999999999998 0 -15.026 0 Unsecured Debt -15.727000000000004 -13.156000000000001 -11.664999999999999 -19.279 -8.4369999999999958 Equity 0 0 0 0 -0.93200000000000005 Total -1,391.7430000000002 -,637.3700000000003 -,302.40100000000001 -1,006.8549999999999 -,788.12599999999986 -,941.85047800000018 -,349.98064299999999 -80.162962999999991 -,404.80733465999981 -,441.17982649999988 Q2 FY22 Graph 55754.82 60632.160000000003 72703.12 81253.210000000006 97451.256726099993 4877.3400000000038 12070.959999999992 8550.0900000000111 16198.046726099987 $4,415.377000000004 $10,877.260999999991 $7,710.4190000000108 $14,594.348726099986

PORTFOLIO CHARACTERISTICS

97.6%
of investments in first lien, senior secured debt (1)

~100%
of debt investments are floating rate (1)

$10.1B
investments at fair value

46.4%
Average loan to value (LTV) (2)(3)

163
portfolio companies

0%
non-accrual debt investments (1)

Portfolio predominantly first lien debt(1)


Equity
1.7%
Second Lien
Debt
0.7%
First Lien
Debt
97.6%

Portfolio company weighted average revenue, EBITDA and LTV(%)(3)

($ in millions, unless otherwise noted)


$307
$529
2Q'21
2Q'22
Revenue
$74
$149
2Q'21
2Q'22
EBITDA (4)
44.2%
46.4%
2Q'21
2Q'22
Loan to Value (2)

(1) Based on the fair market value of the portfolio.

(2) Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available information.

(3) Includes all private debt investments for which fair value is determined by the Board of Trustees in conjunction with a third-party valuation firm and excludes quoted assets. Amounts are weighted on fair market value of each respective investment. Amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by BXSL, and may reflect a normalized or adjusted amount. Accordingly, BXSL makes no representation or warranty in respect of this information. Private debt investments represent approximately 95% of the total debt portfolio based on fair value.

(4) EBITDA is a non-GAAP financial measure. For a particular portfolio company, EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation and amortization.

9

Top Ten Portfolio Companies(2) (as of June 30, 2022) Portfolio Construction Blackstone Credit U.S. Direct Lending platform default is defined as a payment default or a bankruptcy event. Represents loss of principal net of interest received resulting from default for all transactions in the U.S. Direct Lending track record from December 2006 to June 2022. These numbers include the FS BDCs as described and defined below through March 31, 2018. Blackstone Credit loss rate is calculated based on defaults in each calendar year period. Loss of principal net of interest received resulting from default calculation includes investments in BDCs that were sub-advised by Blackstone Credit (the “FS BDCs”) on a non-discretionary basis until April 9, 2018. Investments sourced by Blackstone Credit for the FS BDCs did, in certain cases, experience defaults and losses after Blackstone Credit was no longer sub-adviser and such defaults and losses are not included in the rates provided. Past performance is not necessarily indicative of future results, and there can be no assurance that Blackstone Credit will achieve comparable results or that any entity or account managed or advised by Blackstone Credit will be able to implement its investment strategy or achieve its investment objectives. Based on fair market value. Portfolio well-diversified across industries with no issuer accounting for more than 4% of the portfolio Broad industry representation with largest exposures in software, health care providers & services, and professional services Since 2006, Blackstone Credit’s annualized loss rate in U.S. Direct Lending has been 0.11%(1) Top Ten Industries(2) (as of June 30, 2022) 10

(1)Cost of Debt represents amounts for 2Q’22 annualized. Includes unused fees, deferred financing costs and the accretion of original issue discount. Funding Profile 11 Funding Profile ($ in millions) 74% of assets supported by unsecured debt and equity 4.2 years to average maturity Flexible and efficient liability management, utilizing diversified financing sources with significant available liquidity Well positioned for further increases in interest rates, given predominantly floating rate portfolio and 55% of liabilities fixed rate, based on drawn amounts 3.1% weighted average cost of debt(1) $890M of liquidity provides material capacity to the business $6.6B of total committed debt capacity Available Cash Excess Borrowing Capacity Unsecured Notes Asset Based Facilities Secured Revolver Equity Total Debt: $5,829

12 StatementS of Financial Condition ($ in millions, except per share data) 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2021 44377 44651 44742 Assets Investments at fair value $935.2 $1,519.7 $2,028.5 $3,092.4 $3,635.3049999999998 $4,034.627 $8,223.470000000005 $7,356.6396788904012 $10,024.482494459999 $10,084.902 Cash and cash equivalents 20.6 40.799999999999997 135.5 65.5 105.999 73.923000000000002 259.62 181.64334493000004 140.92893741000003 168.648 Interest receivable 3.6 10.5 12.7 17 15.074999999999999 22.111000000000001 51.884999999999998 35.05713583 77.436214790000008 71.625 Deferred financing costs 2.1 3.5 4.0999999999999996 5.2 4.6289999999999996 9.1809999999999992 9.2509999999999994 9.5538455899999999 13.113057599999999 17.602 Receivable for investments 21.2 11.7 0.7 2.7 20.625 27.504000000000001 277.584 67.679000420000008 74.978452189999985 39.905999999999999 361 Other assets 0.2 0.4 0.2 0.6 0.36899999999999999 0.495 0.33 0.45790304999999998 3.2611109999999999E-2 0 616 Total Assets $1,016.8 $1,648.3 $2,191.4 $3,183.3999999999996 $3,782.19999999995 $4,167.8409999999994 $8,821.7170000000024 $7,652.8388202904016 $10,330.971767559999 $10,382.683000000001 500 Liabilities & Net Assets 1172 Debt (net of unamortized debt issuance costs) $284 $651.20000000000005 $777.4 $1,454.2 $1,794.12 $1,708.4749999999999 $4,457.7150000000001 $3,760.6946985300001 $5,637.4216408299999 $5,788.1930000000002 400 Payable for investments purchased 82.5 4.9000000000000004 — 10.1 155.92599999999999 108.879 74.727999999999994 3.008 50.171309360000002 11.7 800 Due to affiliates 2.6 3.5 2.1 2 2.11 2.2050000000000001 7.2629999999999999 5.0772548200000003 6.8298650499999995 11.388 700 Management fees payable 1.5 2.5 3.6 5 6.5369999999999999 7.4539999999999997 15.445 13.3 19.226731860000001 19.419 650 Income based incentive fees payable 1.1000000000000001 2.6 3.7 6.3 8.2680000000000007 8.6159999999999997 16.983000000000001 13.799893474814006 18.24403088 17.896999999999998 650 Capital gains incentive fees payable 0.5 2.1 1.8 4.2 0 0 15.677 13.24736845106 18.069318120000002 14.218 Interest payable 4 2.9 3 5.5 5.2050000000000001 3.5840000000000001 14.824 35.49648148 14.419375950000001 40.935000000000002 Distribution payable 7.2 12.8 19.7 27.8 37.929000000000002 47.582999999999998 74.05 66.975433519999996 132.31756326000001 123.164 Accrued expenses and other liabilities 0.6 1.8 1.4 1.8 0.9 0.13200000000000001 2.5819999999999999 0.16522118 0.40142918 0.69599999999999995 Total Liabilities $384.1 $684.6 $812.7 $1,517 $2,010.9949999999999 $1,886.9279999999999 $4,679.2669999999998 $3,911.764351455874 $5,897.1012644900002 $6,027.61 Total Net Assets $632.79999999999995 $963.7 $1,378.7 $1,673.1 $1,771.69999999996 $2,280.9129999999996 $4,142.4500000000025 $3,741.744688345276 $4,433.8705030699984 $4,355.730000000012 Total Liabilities and Net Assets $1,016.8 $1,648.3 $2,191.4 $3,190.1 $3,782.19999999995 $4,167.8409999999994 $8,821.7170000000024 $7,652.8388202904016 $10,330.971767559999 $10,382.683000000001 Net Asset Value per share $25.2 $25.64 $25.66 $26.02 $21.8 $23.68 $26.1535040267722 $25.92330151485314 $26.129021261904615 $25.885473299619516 $982.9000000000002 $1,586.6000000000001 $2,181.6999999999994 $3,183.3999999999996 $3,782.19999999995 $4,167.8409999999994 $8,821.7170000000024 $384.00000000000006 $684.3 $812.7 $1,516.8999999999999 $2,010.9949999999999 $1,886.9279999999999 $4,679.2669999999998 $598.90000000000009 $902.30000000000018 $1,368.9999999999993 $1,666.4999999999998 $1,771.69999999996 $2,280.9129999999996 $4,142.4500000000025 $982.90000000000009 $1,586.6000000000001 $2,181.6999999999994 $3,183.3999999999996 $3,782.19999999995 $4,167.8409999999994 $8,821.7170000000024 Investment commitments, at par Investment fundings $0 $0 Investment sold Investment repaid Net funded investment activity Number of new portfolio companies Average new investment commitment Weighted average yield of new investment commitments(1) Weighted average yield on investments fully sold or paid down(1)

Summary of Operating Results – Comparative Per share data is calculated based on weighted average shares outstanding, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions. 13 ($ in millions, except share and per share data) 2Q'20 3Q'20 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 Investment Income Interest Income $15.2 $29.1 $38.5 $63.6 $77.590999999999994 $78.494 $90.302732259999999 $78.494 $90.302999999999997 $135.40871997666699 $127.95 $130.774 $165.417 $186.36699999999999 $170.98828269999998 $174.85499999999999 Payment-in-kind interest income — — — 1 2.6019999999999999 2.641 1.2824551200000001 2.641 1.282 0.59487273333333301 1.917 0.36199999999999999 0.999 4.9080000000000004 8.6862831200000006 10.808 Dividend income — — — — — — 0.219 5.9082524800000007 0 Fee Income 0 0.6 0.1 0 2E-3 2.4E-2 1.4140580000000002E-2 2.4E-2 1.4E-2 0.6853996 0.84299999999999997 3.9609999999999999 0.45800000000000002 0.52300000000000002 1.389376E-2 1.3280000000000001 Total investment income $15.2 $29.6 $38.6 $64.599999999999994 $80.194999999999993 $81.159000000000006 $91.599327959999997 $81.159000000000006 $91.59899999999999 $136.68899231000034 $130.70999999999998 $135.09700000000001 $166.874 $192.01699999999997 $185.59671205999999 $186.99099999999999 Operating Expenses Interest expense $4.7 $7.8 $8.6 $14.4 $16.071000000000002 $14.441000000000001 $14.76645143 $14.441000000000001 $14.766 $20.671111420000003 $21.146000000000001 $27.167000000000002 $32.74 $39.415999999999997 $40.300893539999997 $45.084000000000003 Management fees 1.5 2.5 3.6 5 6.5369999999999999 7.4539999999999997 8.6055687500000015 7.4539999999999997 8.6059999999999999 10.276935419999999 11.677 13.272 15.445 22.006 25.635999999999999 25.892016938359379 including waivers 62.4 Income based incentive fees 1.1000000000000001 2.6 3.7 6.3 8.2680000000000007 8.6159999999999997 9.8368723800000026 8.6159999999999997 9.8369999999999997 15.26213643 14.347 13.8 16.983000000000001 22.07 21.283999999999999 20.879783520749999 including waivers 67.2 Capital gains incentive fees 0.5 1.6 -0.2 2.4 -4.218 — — — — 1.0767992 5.3769999999999998 6.7930000000000001 2.4300000000000002 1.712 0.68055874999999999 -3.851 Other operating expenses 1.5 1.9 1.6 2.4 2.3609999999999998 1.823 2.6481585999999999 1.823 2.6480000000000001 3.5803693299999999 2.5259999999999998 2.6590000000000003 3.25 2.23 3.0559841000000003 3.1760000000000002 Total expenses $9.1999999999999993 $16.399999999999999 $17.3 $30.6 $29.019000000000002 $32.333999999999996 $35.857051160000005 $32.333999999999996 $35.857000000000006 $50.867351799999994 $55.073000000000008 $63.691000000000003 $70.848000000000013 $87.433999999999997 $90.957436389999998 $91.180800459109378 Management fee waived — — — — — — -4.0999999999999996 -6.4089999999999998 -6.4730169383593799 Incentive fee waived — — — — — — -2.2999999999999998 -3.04 -2.98278352075 Expense Support -0.6 — — — — — — — — — — — — — — 0 Recoupment of expense support — 0.2 0.2 0.4 0.4 0.4 0.4 0.4 0.4 0.26611099999999999 — — — — — 0 Net expenses before excise tax $8.6999999999999993 $16.600000000000001 $17.5 $31 $29.419 $32.733999999999995 $36.257051160000003 32.733999999999995 36.257000000000005 51.133462799999997 55.073000000000008 63.691000000000003 70.848000000000013 81.034000000000006 81.508436389999986 81.724999999999994 Excise tax expense — — — 0.5 0.104 — — — — 0.41299999999999998 -0.28199999999999997 — 2.2200000000000002 0.5 1.3862300000000001 0 Total expenses after excise tax $8.6999999999999993 $16.600000000000001 $17.5 $31.4 $29.523 $32.733999999999995 $36.257051160000003 $32.733999999999995 $36.257000000000005 $51.546462799999993 $54.791000000000011 $63.691000000000003 $73.068000000000012 $81.534000000000006 $82.894666389999983 $81.724999999999994 Net investment income $6.6 $13 $21.1 $33.200000000000003 $50.671999999999997 $48.425000000000011 $55.342276799999993 $48.425000000000011 $55.341999999999985 $85.142529510000344 $75.918999999999969 $71.406000000000006 $93.805999999999983 $110.58299999999996 $102.80204567 $105.36599999999999 Net Realized and Unrealized Gains (Losses) Net realized gain (loss) 1.7 1.6 0.1 0.6 0.69499999999999995 1.6779999999999999 9.9521970000000029E-2 1.6779999999999999 9.9000000000000005E-2 -6.8330000000000002 3.7959999999999998 3.3459999999999996 -1.833 -0.73899999999999999 5.9489999999999998 2.302 Net change in unrealized appreciation (depreciation) 5.7 9 -1.7 15.4 -358.827 178.874 120.89115543999999 178.874 120.89100000000001 42.48 32.052 41.943000000000005 18.032999999999998 12.15 -1.4119999999999999 -27.977 Net realized and unrealized gains (losses) 7.4 10.6 -1.6 16 -358.13200000000001 180.55199999999999 120.99067740999999 180.55199999999999 120.99000000000001 35.646999999999998 35.847999999999999 45.289000000000001 16.2 11.411 4.5369999999999999 -25.675000000000001 Net increase (decrease) in net assets resulting from operations 14 23.6 19.5 49.2 -307.46000000000004 228.977 176.33295420999997 $228.977 $176.33199999999999 $120.78952951000034 $111.76699999999997 $116.69500000000001 $110.00599999999999 $122.09399999999995 $107.43904567 $79.790999999999983 Note: plug of .1 in Q4 Per Share Data(1) Net investment income (basic and diluted) $0.46 $0.51 $0.54 $0.6 $0.67 $0.51 $0.54778027557447639 $0.51 $0.55000000000000004 $0.78063676196903597 $0.58413967265157118 $0.5337179750322677 $0.63411204696836976 $0.66647705336558982 $0.60629813192173854 $0.62 Earnings (loss) per share (basic and diluted) 0.98 0.92 0.49 0.88 -4.05 2.41 1.7453512908239313 2.41 1.75 1.1074530656062911 0.85996310269166032 0.87222669098381755 0.74362119521994852 0.73 0.63246807256149451 0.46976461117251611 Dividends declared per share (regular) 0.5 0.5 0.5 0.5 0.5 0.5 0.5 0.5 0.5 0.5 0.53 0.53 0.53 Dividends declared per share (special) $0.5 $0.5 $0.5 — — — — — — 0.3 — — — — 0.25 0.2 Weighted average shares outstanding (basic and diluted) 14275804 25664270 39380756 $55,598,957 $75,856,683 $95,088,676 $,101,030,064.91418594 95,088,676 ,101,030,065 ,109,068,652.85877635 ,129,967,204 ,133,789,760.39861299 ,147,932,846.32972622 ,165,921,691.43945107 ,169,556,923.115773 ,169,426,422.1451665

Supplemental Details

Selected Financial Highlights ($ in millions, except share and per share data) Annualized net investment income return is calculated as the total quarterly net investment income per share (annualized) divided by NAV per share at the beginning of the quarter. Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share. Inception-to-date return is annualized. Total debt outstanding is shown net of unamortized debt issuance costs. Average and ending leverage is calculated using principal amounts outstanding. Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at cost or fair value, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented. 15 2Q 2019 1Q 2020 3Q 2020 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 Q2'22 Operating Results Net investment income $75.918999999999969 $71.406000000000006 $93.805999999999983 $110.58299999999996 $103 $105.26600000000001 Net income 111.76699999999997 116.69500000000001 110.00599999999999 122.09399999999995 107 79.590999999999994 Net investment income per share $0.58413967433070746 $0.53371905931718566 $0.63413245787680217 $0.66622865552415977 $0.61 $0.62 Net income per share 0.86 0.87222285665913468 0.74363574069401961 0.73499688287895293 0.63 0.46976461117251611 Regular dividends per share 0.5 0.5 0.5 0.53 0.53 0.53 Special dividends per share 0 0 0 0 0.25 0.2 Annualized net investment income return (1) 9.2% 8.3% 9.7% 0.10248565965583174 9.3% 9.4% Quarterly total return based on NAV (2) 3.4% 3.4% 2.8% 2.5% 2.4% 1.9% New investment fundings $1,220.4000000000001 $2,121.6 $2,440.1999999999998 $2,597 $334.2 $326 New investment fundings 1,098.9939999999999 1,496.1 1,846.5260000000001 2,392 277.7 296 0.5 Investments sold and repaid -,637.3700000000003 -,302.40100000000001 -1,006.855 -,788.12599999999998 -,133 -,214 2 2Q 2019 1Q 2020 3Q 2020 3/31/21 6/30/21 9/30/21 12/31/21 3/31/22 6/30/22 7.6% Balance sheet Investments at fair value $1,519.6590000000001 3,635.3049999999998 4,880.6790184900001 $6,105.4 $7,356.64 $8,223.470000000005 $9,855.3790000000008 $10,024 $10,084.902 Total debt outstanding (3) 651.24199999999996 $1,794.12 $2,335.4065223 2,946.2 3,760.9 4,457.7 5,498.6329999999998 5,637 5,788.1930000000002 58632 Net asset value 963.70799999999974 1,771.4609999999998 2,540.9133931200004 3,325.7 3,741.1019999999999 4,142.45 4,447.4800000000014 4,434 4,355.730000000012 117 Net asset value per share 25.56 25.92 26.15 26.270000000000003 26.13 25.885473299619516 6,859,944 Ending debt-to-equity (3) 0.68x 1.01x 0.92x 0.89x 1.01x 1.09x 1.25x 1.28x 1.34 Average debt-to-equity (3) 0.80x 0.99x 1.16x 1.22x 1.25x 1.2999986445286633 % First lien 0.98239761992126851 0.98099999999999998 0.98117751145410304 0.97629999999999995 0.97599999999999998 0.97594036785282223 9745126 Weighted average yield on debt and income producing investments, at fair value (4) 7.6% 7.4% 7.3% 7.2% 7.2% 7.8% 5575482 Number of portfolio companies 89 111 117 148 152 163 4,169,644 25.2 0.65 2.5% 4,390,988,678.3046856 ,110,541,785.40999998 ,442,167,141.63999993 0.10069876604890632 #REF! -0.14319539607621434 1.9866504790765127E-2 0.58413967433070746 Footnote for Div coverage ratio: NII / Dividend per Share LTM for each quarter #REF! Deleted: #REF! Income Statement Total investment income $29.638999999999999 Net investment income 13.013999999999999 Net increase (decrease) in net assets resulting from operations 23.597999999999999 Balance Sheet Cash and cash equivalents 40.773000000000003

FUNDING SOURCES SUMMARY

- No debt maturities until July 2023
- $890 million of liquidity in cash and undrawn debt(1) as of June 30, 2022

	Counterparty and Initial Date Entered	Interest Rate	Maturity Date	Principal Committed	Total Outstanding (Par)
Jackson Hole Funding	JPM - 11/16/18	Libor + 2.375%	5/16/2025	$400	$358
Breckenridge Funding	BNP - 12/21/18	SOFR + 1.70% - 2.30%(2)	12/21/2026	$825	$616
Big Sky Funding	BOA - 12/10/19	SOFR + 1.80%	9/30/2024	$500	$500
Revolving Credit Facility (Syndicated)	Citi - 6/15/20	SOFR + 10bps, CSA + 1.75% - 1.875%(3)	6/28/2027	$1,625(4)	$1,155
2023 Notes	7/15/20	3.65%	7/14/2023	$400	$400
2026 Notes	10/23/20	3.63%	1/15/2026	$800	$800
New 2026 Notes	3/16/21	2.75%	9/16/2026	$700	$700
2027 Notes	7/23/21	2.13%	2/15/2027	$650	$650
2028 Notes	9/30/21	2.85%	9/30/2028	$650	$650
Totals:		3.13%(5)		$6,550	$5,829

(1) Subject to borrowing base availability
(2) Interest rate is SOFR + 1.70%, SOFR + 2.05% or SOFR + 2.30% per annum depending on the nature of the advances and underlying collateral.
(3) Interest rate is SOFR + 10bps, CSA + 1.75% or CSA + 1.875% depending on borrowing base availability at the time of borrowing.
(4) Effective, June 28, 2022, the maximum commitment amount of the Revolving Credit Facility increased to $1,625M
(5) Cost of Debt represents amounts for 2Q'22 annualized. Includes unused fees, deferred financing costs and the accretion of original issue discount.

16

Important Disclosure Information

18 Forward Looking Statements Certain information contained in this communication constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BXSL’s financial estimates and their underlying assumptions, statements about plans, statements regarding pending transactions, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward‐looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BXSL believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BXSL’s prospectus and other filings). Except as otherwise required by federal securities laws, BXSL undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.